FOX PETROLEUM INC.

Audit Committee Charter

I. Purpose of Audit Committee of Fox Petroleum Inc. (the “Company”)

The purpose of the Audit Committee (the “Committee”) is to:

1.	Assist the Board of Directors of the Company (the “Board”) in fulfilling its oversight responsibilities relating to:

(a)

the quality and integrity of the Company’s financial statements, financial reporting process and systems of internal controls and disclosure controls regarding risk management, finance, accounting, and legal and regulatory compliance;

	(b)	the independence and qualifications of the Company’s independent accountants and review of the audit efforts of the Company’s independent accountants; and

	(c)	the development and implementation of policies and processes regarding corporate governance matters.

2.	Provide an open avenue of communication between the independent accountants, the Company’s financial and senior management and the Board.

3.

If required by applicable securities laws, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section VII below of this Audit Committee Charter (this “Charter”).

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles, accounting standards, or applicable laws and regulations. This is the responsibility of management of the Company and the Company’s independent accountants. Because the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management and the Company’s independent accountants and the integrity and accuracy of information provided to the Committee by such persons in carrying out its oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the independent accountants.

II. Composition

The Committee shall be composed of at least two (2) directors if the Company satisfies the definition of Smaller Reporting Company in Regulation S-K, Item 10(f)(1) (the “Definition of Smaller Reporting Company”), and at least three (3) directors if the Company does not satisfy the Definition of Smaller Reporting Company, and each director shall, in the judgment of the Board, meet the independence requirements of (i) Rule 10A-3 of the Securities Exchange Act of 1934 (the “1934 Act”) and any other rules and regulations promulgated by the SEC thereunder; and (ii) any applicable stock exchange upon which the Company’s shares are listed. Each member of the Committee shall be able to read and understand fundamental financial statements. Each member of the Committee must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. One or more members of the Committee shall be, in the judgment of the Board, an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

III. Authority

The Committee shall have the authority to (i) retain (at the Company’s expense) its own legal counsel, accountants and other consultants that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities; (ii) conduct investigations that it believes, in its sole discretion, are necessary to carry out its duties and responsibilities; and (iii) take whatever actions that it deems appropriate to foster an internal culture that is committed to maintaining quality financial reporting, sound business risk practices and ethical behaviour within the Company.

In addition, the Committee shall have the authority to request any officer, director or employee of the Company, the Company’s outside legal counsel and the independent accountants to meet with the Committee and any of its advisors and to respond to their inquiries.

The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities.

The Committee, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged (including resolution of disagreements between the Company’s management and the independent accountants regarding financial reporting) for the purpose of preparing and issuing an audit report or performing other audit, review or attest services for the Company. The independent accountants shall report directly to the Committee.

The Committee shall have appropriate funding, as determined by the Committee, for (i) services provided by the independent accountants in preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) services provided by any adviser employed by the Committee which it believes, in its sole discretion, are needed to carry out its duties and responsibilities, or (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and responsibilities.

IV. Appointing Members

The members of the Committee shall be appointed or re-appointed by the Board on an annual basis. Each member of the Committee shall continue to be a member thereof until such member’s successor is appointed, unless such member shall resign or be removed by the Board or such member shall cease to be a director of the Company. Where a vacancy occurs at any time in the membership of the Committee, it may be filled by the Board and shall be filled by the Board if the membership of the Committee is less than two (2) directors in the case that the Company satisfies the Definition of Smaller Reporting Company and three (3) directors in the case that the Company does not satisfy the Definition of Smaller Reporting Company as a result of the vacancy or the Committee no longer has a member who is an “audit committee financial expert” as a result of the vacancy.

V. Chairperson

The Board, or in the event of its failure to do so, the members of the Committee, must appoint a chairperson from the members of the Committee (the “Chairperson”). If the Chairperson of the Committee is not present at any meeting of the Committee, an acting Chairperson for the meeting shall be chosen by majority vote of the Committee among the members present. In the case of a deadlock on any matter or vote, the Chairperson shall refer the matter to the Board. The Committee may also appoint a secretary who needs not be a director. All requests for information from the Company or the independent accountants shall be made through the Chairperson.

VI. Meetings

The time and place of meetings of the Committee and the procedure at such meetings shall be determined from time to time by the members thereof provided that:

1.

A quorum for meetings shall be a majority of members of the Committee, present in person or by telephone or other telecommunication device that permits all persons participating in the meeting to speak and hear each other.

2.	The Committee shall meet at least quarterly (or more frequently as circumstances dictate).

3.

The Committee shall take action by the affirmative vote of a majority of the members present at a duly held meeting. The Committee may also take action by the unanimous written consent of its members in the absence of a meeting.

While the Committee is expected to communicate regularly with management, the Committee shall exercise a high degree of independence in establishing its meeting agenda and in carrying out its responsibilities. The Committee shall submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

VII. Specific Duties

In meeting its responsibilities, the Committee shall:

1.	Review and reassess, at least annually, the effectiveness of the Committee and the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

2.

Select the independent accountants, considering independence and effectiveness, approve all audit and non-audit services in advance of the provision of such services and the fees and other compensation to be paid to the independent accountants, and oversee the services rendered by the independent accountants (including the resolution of disagreements between management and the independent accountants regarding preparation of financial statements) for the purpose of preparing or issuing an audit report or related work, and the independent accountants shall report directly to the Committee.

3.

Review the performance of the independent accountants, including the lead partner of the independent accountants, and, in its sole discretion, approve any proposed discharge of the independent accountants when circumstances warrant, and appoint any new independent accountants.

4.

Receive from the independent accountants on a periodic basis (but not less frequently than annually), a formal written statement delineating all relationships between the independent accountants and the Company consistent with Independent Standards Board Standard No. 1.

5.

Discuss with the independent accountants any disclosed relationships or services between the independent accountants and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

6.	Take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

7.

Inquire of management and the independent accountants and evaluate the effectiveness of the Company’s process for assessing significant risks or exposures and the steps management has taken to monitor, control and minimize such risks to the Company. Obtain annually, in writing, the letters of the independent accountants as to the adequacy of such controls.

8.	Consider, in consultation with the independent accountants, the audit scope and plan of the independent accountants.

9.	Review with the independent accountants the coordination of audit effort to assure completeness of coverage, and the effective use of audit resources.

10.	Consider and review with the independent accountants, out of the presence of management:

	(a)	the adequacy of the Company’s internal controls and disclosure controls including the adequacy of computerized information systems and security;

	(b)	the truthfulness and accuracy of the Company’s financial statements; and

	(c)	any related significant findings and recommendations of the independent accountants together with management’s responses thereto.

11.	Following completion of the annual audit, review with management and the independent accountants:

	(a)	the Company’s annual financial statements and related notes;

	(b)	the independent accountants’ audit of the financial statements and the report thereon;

	(c)	any significant changes required in the independent accountants’ audit plan; and

	(d)	other matters related to the conduct of the audit which are to be communicated to the Committee in accordance with the standards of the Public Company Accounting Oversight Board (United States).

12.

Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13.

Establish regular and separate systems of reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

14.

In consultation with the independent accountants, review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements, including management’s responses.

15.

Review filings with the SEC and other published documents containing the Company’s financial statements, including any certification, report, opinion or review rendered by the independent accountants, or any press releases announcing earnings (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles) and all financial information and earnings guidance intended to be provided to analysts and the public or to rating agencies, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

16.	If required, prepare and include in the Company’s annual proxy statement or other filings of the SEC any report from the Committee or other disclosures as required by applicable laws and regulations.

17.

Review management’s plans regarding any changes in accounting practices or policies and the financial impact of such changes, any major areas in management’s judgment that have a significant effect upon the financial statements of the Company, and any litigation or claim, including tax assessments, that could have a material effect upon the financial position or operating results of the Company.

18.	Review with management and the independent accountants, each annual, quarterly and other periodic report prior to its filing with the SEC or other regulators or prior to the release of earnings.

19.

Review policies and procedures with respect to officers’ expense accounts and prerequisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountants.

20.

Review and update periodically a Code of Conduct and Ethics for employees, officers and directors of the Company and ensure that management has established a system to enforce the Code of Conduct and Ethics.

21.	Review management’s monitoring of the Company’s compliance with the Company’s Code of Conduct and Ethics.

22.

Review, with the Company’s counsel, any legal, tax or regulatory matter that may have a material impact on the Company’s financial statements, operations, related Company compliance policies, and programs and reports received from regulators.

23.	Evaluate and review with management the Company’s guidelines and policies governing the process of risk assessment and risk management.

24.	Consider questions of possible conflicts of interest of Board members and of the corporate officers and approve in advance all related party transactions.

25.	Meet with the independent accountants and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

26.	Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

27.

Maintain, review and update the procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, as set forth in Annex A attached to this Charter.

28.	Perform such other functions consistent with this Charter, the Company’s Bylaws and governing law, as the Committee deems necessary or appropriate.

ANNEX A

PROCEDURES FOR THE SUBMISSION OF
COMPLAINTS AND CONCERNS REGARDING
ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR
AUDITING MATTERS

1.

Fox Petroleum Inc. (the “Company”) has designated its Audit Committee of its Board of Directors (the “Committee”) to be responsible for administering these procedures for the receipt, retention, and treatment of complaints received by the Company or the Committee directly regarding accounting, internal accounting controls, or auditing matters.

2.

Any employee of the Company may on a confidential and anonymous basis submit concerns regarding questionable accounting controls or auditing matters to the Committee by setting forth such concerns in a letter addressed directly to the Committee with a legend on the envelope such as “Confidential” or “To be opened by Committee only”. If an employee would like to discuss the matter directly with a member of the Committee, the employee should include a return telephone number in his or her submission to the Committee at which he or she can be contacted. All submissions by letter to the Committee can be sent to:

Fox Petroleum Inc.
c/o Audit Committee
Attn: Chairperson
64 Knightsbridge
London, England SW1X 7JF

3.	Any complaints received by the Company that are submitted as set forth herein will be forwarded directly to the Committee and will be treated as confidential if so indicated.

4.

At each meeting of the Committee, or any special meetings called by the Chairperson of the Committee, the members of the Committee will review and consider any complaints or concerns submitted by employees as set forth herein and take any action it deems necessary in order to respond thereto.